Exhibit 99.1
CALPINE DEBTOR-IN-POSSESSION REFINANCING PUBLIC INFORMATION BANK MEETING PRESENTATION FEBRUARY 28, 2007 SPECIAL NOTICE REGARDING PUBLICLY AVAILABLE INFORMATION CALPINE CORPORATION (THE COMPANY) HAS REPRESENTED THAT THE INFORMATION CONTAINED IN THIS PRESENTATION IS EITHER PUBLICLY AVAILABLE OR DOES NOT CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE COMPANY (AS DEFINED HEREIN) OR ITS SECURITIES. THE RECIPIENT OF THIS PRESENTATION ACKNOWLEDGES THAT OTHER LENDERS HAVE RECEIVED A CONFIDENTIAL PRESENTATION THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY OR ITS SECURITIES THAT MAY BE MATERIAL. NEITHER THE COMPANY NOR THE LEAD ARRANGERS TAKES ANY RESPONSIBILITY FOR THE RECIPIENT'S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN CONNECTION WITH ITS EVALUATION OF THE COMPANY AND THE FACILITY.

FORWARD-LOOKING STATEMENT The Evaluation Material may include certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation and its subsidiaries (the "Company" and its management. Recipients are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to: (i) the Company's ability to continue as a going concern; (ii) the ability of the Company to operate pursuant to the terms of the Facilities; (iii) the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (iv) the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; (v) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; (vi) the ability of the Company to obtain and maintain normal terms with vendors and service providers; (vii) the Company's ability to maintain contracts that are critical to its operations; (viii) the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; (ix) the ability of the Company to fund and execute its business plan; (x) the ability of the Company to attract, motivate and/or retain key executives and associates; (xi) the ability of the Company to attract and retain customers; and (xii) other risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2005, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, which can also be found on the Company's website at www.calpine.com. The Company undertakes no duty to update this Evaluation Material.

Transaction and Company Introduction. . . . . . . . Credit Suisse Calpine Overview . . . . . . . . . . . . . . . . . . . . . . Bob May Chief Executive Officer Business Plan Overview . . . . . . . . . . . . . . . . . . Eric Pryor Senior Vice President Finance Transaction Overview . . . . . . . . . . . . . . . . . . . Zamir Rauf Senior Vice President Finance Investment Considerations . . . . . . . . . . . . . . . . Lisa Donahue Executive Vice President and Chief Financial Officer AGENDA

INTRODUCTION AND TRANSACTION SUMMARY Calpine is launching the syndication effort for a $5.0 billion debtor-in-possession refinancing ("DIP Refinancing") that will consist of a $1.0 billion senior secured revolver and a $4.0 billion senior secured term loan. Transaction highlights include: Refinancing of existing DIP facilities Refinancing of $2.5 billion of higher cost CalGen project level debt Extends maturity of DIP until two years from closing date Provides Calpine ability to "convert" DIP into permanent financing, with a final maturity seven years from the closing date of the DIP Refinancing $2.0 billion Accordion feature available to refinance other project level debt

SOURCES AND USES ($ millions) Note: Transaction fees and expenses excluded. (1) Available to refinance other project level indebtedness.

CALPINE OVERVIEW

Identified an Operating Plan and a Restructuring Program and Delivered Significant Restructuring Accomplishments Positioned the Company for Long-Term Growth CALPINE RESTRUCTURING OVERVIEW

Capitalizing on Calpine's Strong Foundation and Rich Heritage Dedicated Workforce Quality Assets Focused on Clean, Cost-Effective, Fuel-Efficient Generation Low-carbon, Natural Gas-fired Power Plants Renewable Geothermal Power Plants Maximize Value of Existing Power Plant Portfolio Identify and Pursue New Growth Opportunities Calpine's Vision Statement To be recognized as the leading power company by providing clean, efficient and reliable energy products and related services to our customers and appropriate financial returns to our stakeholders. THE NEW CALPINE

CALPINE'S POWER ASSETS West Region 43 Plants 6,340 mw Northeast, Midwest & Colorado Region 15 Plants 3,921 mw Texas Region 12 Plants 7,510 mw Southeast Region 14 Plants 6,950 mw Total 84 Plants 24,721 mw

CALPINE - A MAJOR POWER COMPANY ___________________________________ Pro forma for the sale of Goldendale and Aries. Top Ten U.S. Merchants by Total Capacity(1) (Capacity in mw) Top Ten U.S. Merchants by Gas Fired Capacity(1) (Capacity in mw)

RELATIVE FLEET CHARACTERISTICS Calpine's Assets are more Reliable and Fuel-Efficient Higher Availability and Lower Outages than National Average Operate at Lower Heat Rates Calpine's Fleet Efficiency Permits the Company to Economically Dispatch its Assets When it is Uneconomic for Other Similar Assets to Operate

RESTRUCTURING ACCOMPLISHMENTS Stabilized and Refocused the Business Entered into a $2 Billion DIP Credit Facility Re-oriented Operations on Core Power Assets and Markets Where Calpine Can Best Compete Focused Development and Construction Activities Restructured and Simplified Overall Corporate Structure Strengthened Our Organization and Leadership Team Organization Restructured Around Six Key Functional Areas Added Senior Executives With Significant Energy and Restructuring Expertise Enhanced Our Governance Platform and added to our Board of Directors

RESTRUCTURING ACCOMPLISHMENTS continued Executing on Cost Reduction Program Implemented Various Cost Reduction Programs Targeted to Lower Operating Costs by $170 Million Annually by Year-End 2007 Restructured or Rejected Uneconomic Leases and Contracts Approximately $175 Million Cash Flow Benefit Projected in 2007 Closed Nine Non-Core Business Offices

RESTRUCTURING ACCOMPLISHMENTS continued Advancing Asset Evaluation and Sales Program Identified 14 Power Plants Deemed Designated Projects Marginal or Negative Cash Flow Sold To Date: Valladolid III - Fox Energy Center Aries Power Plant - Goldendale Energy Center Dighton Power Plant - Thomassen Turbine Systems Transferred Tiverton and Rumford Power Plants Restructuring has resulted in $1.9 billion of debt and lease obligation reductions Sold Spare Turbine and Other Equipment Power Systems Manufacturing Sale in Progress Continue to Evaluate the Value of All Assets

Timeline Creditor Due Diligence of the Business Plan 06/20/07 Exclusivity Period Expires Discussions With Creditors Re: Valuations, Debt Capacity and Distribution of Value File Plan of Reorganization (POR) and Begin Confirmation Process RESTRUCTURING NEXT STEPS

2006 OPERATING HIGHLIGHTS Improving Financial Results Improved Operating Capacity and Spark Spreads Lowered Operating and Overhead Costs Reported Positive Net Income in July and August - the First Time in Two Years Enhanced Operating Cash Flow Maintained Strong Liquidity Operational Enhancements Power Plants Operated With Outstanding Availability, Helping Meet Record Summer Demand Improved Plant Availability with TMG's Expertise Continued Strong Safety Record

ROBUST POWER MARKET AND FAVORABLE ENVIRONMENTAL TRENDS Forecasted Diminishing Reserve Margins Across the US Especially in Calpine's Key Markets, ERCOT and California Owner's of CCTG and Peakers will be the Main Beneficiaries Development of Regional Capacity Markets Environmental Pressures are Anticipated to Increase with Carbon Legislation Looming, Particularly in California Calpine's Low-Carbon, Cost-Effective Natural Gas-Fired Generation Portfolio is Well Positioned as this Trend Continues The Geysers' Value will be Further Enhanced as the Renewable Energy Credit Market Develops

CARBON DIOXIDE EMISSIONS - TOP 20 GENERATORS ___________________________________ Source: Natural Resources Defense Counsel, 2004 Emissions Data. (Pounds/MWh)

CALPINE SOURCES OF VALUE Commercial Operations Calpine's scale and concentration in certain markets enables Calpine to effectively manage risk and optimize fleet dispatch Power Operations Calpine's scale in gas-fired and geothermal generation and associated expertise in capital projects and efficiency improvements provides an advantage in the marketplace Asset Portfolio Calpine owns valuable, competitive assets in key North American markets These assets form the foundation of Calpine's business plan Asset Portfolio Commercial Operations Power Operations

OPPORTUNITIES FOR GROWTH Completed Construction of Mankato Energy Center Nearing Completion of Freeport Energy Center Received CPUC Approval of Ten-Year Power Sales Agreement at Otay Mesa Energy Center - Moving Forward with Construction Greenfield Energy Centre Under Construction Continue Development Activities at Russell City Energy Center

BUSINESS PLAN OVERVIEW

BUSINESS PLAN OVERVIEW The Business Plan financial forecast was prepared using a bottoms-up approach, with input throughout the organization and in conjunction with the Company's outside advisors The core assumptions and financial modeling underlying the Business Plan have been completed; however, additional changes may be required due to changes in market and regulatory conditions Calpine's Board of Directors has approved release of the Business Plan to the creditors' and equity committees The financial presentation focuses on Cash EBITDAR (earnings before interest, tax, depreciation, amortization, major maintenance expense and certain other adjustments, rent and reorganization items), as adjusted to reflect impact for minority interest in Greenfield and Russell City Conservative assumptions regarding prospect for new coal build in Texas

KEY TAKEAWAYS Cash EBITDAR is forecasted to be $1,454 million in 2007 on Gross Margin of $2,417 million(1) Year-over-year Growth is Driven by Four Primary Drivers Increasing Commodity Prices Cost Cutting Initiatives Portfolio Optimization New Projects ___________________________________ Not the same as Gross Profit. Excludes non-commodity cost of revenue items such as depreciation, plant operating costs, royalties and operating leases.

2007E CASH EBITDAR AND LIQUIDITY Pro forma for the DIP Refinancing, 2007 end of year corporate liquidity is expected to be $1.8 billion This exceeds the liquidity balance projected in the original DIP budget by $1.4 billion The $1.8 billion is after approximately $467 million of 2nd lien corporate adequate protection The original DIP budget did not assume any adequate protection payments or the repayment of 1st Lien corporate debt Source: Calpine. Note: Pro forma for DIP Refinancing; does not reflect full year of benefits from interest savings. (1) Includes asset sale proceeds, construction financing proceeds, and construction capital expenditures. (2) Second-lien adequate protection will only be paid if the $1.0 billion corporate revolver remains undrawn. (3) Reflects cash available to Calpine Corp., plus revolver availability. Beginning balance adjusted for estimated dividend of $270 million of cash from CalGen. Excludes all subsidiary level cash. FY 2007

GROWTH PROJECTS Power Operations oversees the growth and development of Calpine's portfolio Following are the three projects that the Company is currently pursuing These projects are the only development projects forecasted in the business plan cash flows 100% owned 596 MW combined-cycle plant located in southern San Diego County Output contracted under long-term PPA with SDG&E Expected on line date: 5/1/2009 Otay Mesa Energy Center 65% Calpine owned 597 MW combined-cycle plant located in Hayward, California (San Francisco area) Output contracted under long-term PPA with PG&E Buyback opportunity for 35% minority interest Expected on line date: 6/1/2010 Russell City Energy Center 50% Calpine owned 1,005 MW gas-fired facility located in Ontario, Canada Output contracted under long-term PPA with Ontario Power Authority Expected on line date: 3/1/2008 Greenfield Energy Centre

OVERHEAD AND COST ASSUMPTIONS Corporate overhead is projected based on a build-up of account-level expenses Including annual escalation factor of 2.3% Calpine has undertaken a number of initiatives to reduce its overhead expense by an estimated $170 million $127 million of savings expected in 2007 Remaining $43 million of cost reductions expected to be realized through headcount and controllable plant level expense reduction resulting from the planned asset sales Actual Budget ($ millions) 2005 2007 Savings

POWER OPERATIONS Power Operations manages Calpine's fleet of assets and focuses on continuous operational improvement as part of Calpine's Achieving Calpine Excellence ("ACE") program, including: Performance Optimization Program ("POP") focused on enhancing the total efficiency of Calpine's plants through implementation of best practices gathered from across the fleet Calpine Engine Optimization ("CEO") designed to reduce heat rates and increase power output of gas turbines through implementation of optimized parts and components Other engineering initiatives designed to optimize operations and processes related to management of the power assets

COMMERCIAL OPERATIONS In addition to dispatching and hedging the plants, Commercial Operations will contribute to increasing gross margins from incremental activity, including: Trading to capture ancillary services revenues Non-generation positions (such as gas storage and transport and power transmission) Optimization trading

CAPITAL EXPENDITURES SUMMARY Operating and maintenance capital expenditures for the existing fleet Projected based on budgeted amounts for 2007 and 2008, and on a plant- by-plant basis for 2009 through 2012 Includes capital spend for reinvestment in Geysers Construction capital expenditures Capital required for the construction of Otay Mesa, Greenfield and Russell City funded by proceeds of construction financing

TRANSACTION BENEFITS The DIP refinancing provides the Company with increased flexibility, as well as, financial benefits: Lowers overall interest expense by approximately $100 million annually Conversion feature positions the Company for ultimate exit from bankruptcy Simplifies capital structure Provides flexibility for hedging program to reduce cash flow volatility Extends DIP maturity through 2008

TRANSACTION OVERVIEW

SUMMARY OF KEY TERMS $1.0 billion 1st priority senior secured revolver $4.0 billion 1st priority senior secured term loan Size / Structure Exit Facility Conversion Feature Accordion DIP Covenants May convert into exit facility at specified interest rates based on ratings grid Company must meet certain conditions in order to convert, including pro forma covenant compliance and $250 million minimum liquidity Minimum EBITDA requirement Asset sale provision Minimum liquidity of $250 million Can borrow up to an additional $2.0 billion accordion facility to repay project-level debt

SOURCES AND USES ($ millions) Note: Transaction fees and expenses excluded. (1) Available to refinance other project level indebtedness.

DIP REFINANCING STRUCTURE

Current DIP


CPN Corporate
1st / 2nd Lien DIP
Geysers
Other Projects
CalGen
CCFC
Other Projects
Equity Pledge
Liens/Guarantees

- Existing DIP is secured by first liens on all unencumbered assets and junior liens on all encumbered assets
- DIP benefits from super priority administrative expense claim at each debtor entity
- Collateral for the DIP does not prime the collateral of the secured corporate bonds

DIP Refinancing


CPN Corporate
1st Lien DIP
Geysers
CalGen
Other Projects
CCFC
Other Projects
Equity Pledge
Liens/Guarantees

- New DIP Facility retains Existing DIP Facility structure and adds a direct lien on the CalGen assets



33

FEBRUARY 2007

COLLATERAL SUMMARY Direct lien on Geysers and CalGen 32 plants with generation capacity of 10,205 MW Equity interests held by lower tier subsidiaries in CCFC, Rocky Mountain / Riverside and CES 8 plants with generation capacity of 4,840 MW Value of remaining 44 plants with 9,676 MW of generation capacity captured through equity interests, liens or super priority administrative claim In order to emerge from Chapter 11 all super priority administrative expense claims must be paid in full To the extent other projects refinanced with this Facility, Lenders will receive a direct lien at the refinanced entity level to the fullest extent permitted

CONDITIONS FOR CONVERSION TO PERMANENT EXIT FINANCING The company can convert the DIP financing into permanent exit financing subject to the following conditions: Receipt of financial projections for five years Obtaining a corporate credit rating Obtaining a credit rating for the facilities Pro Forma compliance with Covenants Total Debt/EBITDA Facility Debt/EBITDA EBITDA/Interest Minimum liquidity of $250 million All representations and warranties are materially true and correct Absence of events of default

INVESTMENT CONSIDERATIONS

SUMMARY INVESTMENT CONSIDERATIONS New Management team with proven restructuring track record Restructuring efforts have resulted in significantly improved financial performance Operations team continues to retain best in class power plant management and development expertise Unified organization focused on optimizing asset portfolio DIP Protection remains in place until conversion and allows Calpine to: Continue to optimize capital structure through leverage reduction Continue to identify and reject contracts Complete the Company's asset rationalization plans, and Continue to implement cost reduction measures Focused Management and Organization Continued Restructuring Benefits through Reorganization

SUMMARY INVESTMENT CONSIDERATIONS continued Cost Management Overhead reductions and office closures Organizational enhancement and simplification Simplified capital structure Restructured or rejected unfavorable contracts Rationalization or sale of marginal or non-core assets Improved financial performance and value creation recognized by markets Young, Efficient, Flexible and Environmentally Friendly Fleet Calpine's young fleet operates at significantly lower heat rates than older boiler / steam turbine power plants Nearly 7,600 MW of gas-fired cogeneration capacity which markets steam (making Calpine the largest combined heat and power producer) Calpine's scale and asset mix is naturally suited to provide customized energy products and services to other market participants Calpine is well positioned to benefit from continued environmental pressure favoring renewable geothermal and low-carbon gas-fired generation Restructuring Accomplishments Attractive Assets

SUMMARY INVESTMENT CONSIDERATIONS continued Attractive Market Locations Portfolio comprises 7% and 10% of generating capacity in California and Texas respectively; markets where gas is on the margin 90+% of the time 41 plants in California, 5,204 MW net capacity 12 plants in ERCOT, 7,510 MW net capacity Competitive economic position within gas driven markets Calpine is well positioned to benefit from: Forecasted diminishing reserve margins in its key markets Development of regional capacity markets Strong Position in Key Deregulated Markets Robust Power Market Outlook

SUMMARY INVESTMENT CONSIDERATIONS continued DIP lenders will have direct liens or equity interests in substantially all of the Company's assets 84 operating plants (19 are at the Geysers) Total generating capacity of 24,721 MW Nationwide footprint Super priority administrative expense status Bankruptcy rules will continue to provide an additional layer of protection for the financing Strong Collateral Coverage

CONCLUSIONS Focused Management and Operations Teams Continued Restructuring Benefits through Reorganization Restructuring Accomplishments Attractive Assets Strong Position in Key Deregulated Markets Robust Power Market Outlook Strong Collateral Coverage

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